OTHER INCOME (Tables)	12 Months Ended
Dec. 31, 2024
Other Income (Loss) [Abstract]
Summary of Brookfield Renewables Other Income
The company’s other income for the year ended December 31 is comprised of the following:

(MILLIONS)	2024	2023	2022
Interest and other investment income	$101	$87	$32
Gain on regulatory and contract settlement	—	22	43
Gain on disposition	324	72	—
Other(1)	4	403	18
	$429	$584	$93
(1)During the year ended December 31, 2023, the company’s application of the acquisition method for its completed investments resulted in the recognition of net assets at a fair value that exceeded consideration transferred. The difference in value of $370 million was recorded within Other income in the consolidated statements of income (loss). Refer to Note 3 - Acquisitions for more details.